Exhibit 99.2

168,386 22,716 Toyota U.S. Oct 2018 Vehicle Sales Toyota Division Lexus Division 300 250 200 150 100 50 0 20 18 16 14 12 10 8 6 Oc t - 13 J a n - 1 4 A p r - 14 Ju l - 14 Oc t - 14 J a n - 1 5 Ap r - 15 Ju l - 15 Oc t - 15 J a n - 1 6 A p r - 16 Ju l - 16 Oc t - 16 J a n - 1 7 A p r - 17 Ju l - 17 Oc t - 17 J a n - 1 8 A p r - 18 J u l - 18 Oc t - 18 T o yo t a U.S. L i ght Veh i c l e Sa l es (un it s i n t housands) S easona ll y Ad j us te d Ann u al Ra t e (un it s i n m illi ons) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales Oct 2013 - Oct 2018 • The U . S . automobile SAAR figure for Oct 2018 came in at 17 . 50 M units, down from Oct 2017 at 17 . 98 M units . • Toyota U . S . reported Oct 2018 sales of 191 , 102 units . With one less selling day in Oct 2018 compared to Oct 2017 , sales were down 2 . 5 % on a daily selling rate (DSR) basis and up 1 . 4 % on a volume basis . • Lexus posted Oct 2018 sales of 22 , 716 units, down 4 . 6 % on a DSR basis and down 0 . 8% . on a volume basis . • North American production as a percentage of U . S . sales for Oct 2018 was 69 . 2% , up from 67 . 9 % in Oct 2017 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source: TMC company filings. Oc t - 17 Oc t - 18 Oct - 17 Oct - 18 CAMRY 26,252 26,914 RAV4 34,086 34,004 HIGHLANDER 17,461 20,548 COROLLA 24,667 22,020 TACOMA 15,804 20,534 Toyota U.S. Oct 2018 Vehicle Sales - Toyota Division Top 5 Models Japan 1 , 03 9 1 , 00 4 North America 438 447 E u r o p e 152 159 Units in thousands Production (units) Q2 FY18 Q2 FY19 Oc t - 17 Oc t - 18 Oct - 17 Oct - 18 RX 8,374 8,608 NX 4,540 4,180 ES 3,365 4,531 GX 2,090 1,936 IS 1,972 1,511 Toyota U.S. Oct 2018 Vehicle Sales - Lexus Division Top 5 Models TMC Consolidated Balance Sheet Current assets Noncurrent finance receivables, net Total investments and other assets Property, plant and equipment, net ¥18 , 125 , 72 4 9 , 563 , 85 7 12 , 179 , 29 1 10 , 384 , 15 9 ¥18 , 525 , 99 3 10 , 259 , 34 5 13 , 049 , 74 8 10 , 680 , 91 9 Total Assets ¥50,253,031 ¥52,516,005 TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Yen in millions TMC Consolidated Financial Performance Q 2 F Y 1 8 Q 2 F Y 1 9 Net revenues ¥7 , 143 , 60 1 ¥7 , 311 , 27 3 Operating income 522 , 24 7 579 , 15 8 Net income attributable to TMC 458 , 27 2 585 , 08 6 Liabilities Mezzanine equity ¥30,846,844 489,550 ¥31,806,815 495,648 Asia 406 449 Sh a r e ho l d e r s' e qu i ty 18,916,637 20 , 213 , 54 2 Other‡ 141 124 Total Liabilities and Shareholders' Equity ¥50,253,031 ¥52 , 516 , 00 5 Operating Income by Geographic Region Yen in b illions Sales (units) Q2 FY18 Q2 FY19 Japan North America ¥321 55 ¥354 47 Japan North America 543 672 521 665 Europe 17 38 Europe 229 240 Asia 110 137 Asia 382 417 Other‡ 32 23 Other‡ 349 341 Inter - segment elimination and/or unallocated amount - 1 3 - 2 1 Toyota Business Highlights Q2FY2019 Exhibit 99.2 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our increase in net income for the second quarter of fiscal 2019 compared to the same period in fiscal 2018 was primarily due to a $243 million increase in total financing revenues, a $60 million decrease in provision for credit losses, and a $57 million decrease in depreciation on operating leases, partially offset by a $250 million increase in interest expense, a $17 million increase in provision for income taxes, and a $10 million increase in insurance losses and loss adjustment expenses. • We recorded a provision for credit losses of $67 million for the second quarter of fiscal 2019 compared to $127 million for the same period in fiscal 2018. The decrease in the provision for credit losses for the second quarter of fiscal 2019 compared to the same period in fiscal 2018 was driven by favorable credit loss experience due to recent focus on late stage collection activities. • Our delinquencies remained consistent at 0.36 percent for the second quarter of fiscal 2019 compared to the same period in fiscal 2018, but have increased from 0.30 percent at March 31, 2018 reflective of our typical seasonal pattern for delinquency. Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could increase our credit losses. In addition, a decline in the effectiveness of our collection practices could also increase our credit losses. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 4 billion to $ 28 . 8 billion during the quarter ended September 30 , 2018 , with an average outstanding balance of $ 27 . 5 billion . As of September 30 , 2018 , our commercial paper had a weighted average remaining maturity of 83 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES TMCC issued its first Secured Overnight Financing Rate (SOFR) commercial paper deal, demonstrating the company’s commitment to innovation, and advancing its reputation as an industry leader. The three - month USD - denominated issuance raised USD 500 million from institutional investors, and represents the first non - bank SOFR - linked commercial paper transaction in the USD market. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . The Sales and Trading team en to meet our clients’ investment the execution of all trades . Sales and Trading Contacts gages in direct dialogue objectives and risk toleran Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com with institutional investors delivering a ces. We focus on providing simple, Norman Brem | Funding & Liquidity Analyst (469) 486 - 6760 norman.brem@toyota.com variety of fixed income products personal, and proactive service in James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Peter Pang | Funding & Liquidity Analyst (469) 486 - 5244 peter.pang@toyota.com Total financing revenues Income before income taxes Net Income $2 , 64 7 187 117 $2 , 89 0 281 194 Debt - to - Equity Ratio 10.0x 7.5x U.S. dollars in millions TMCC Financial Performance Q2 FY18 Q2 FY19 57.5% 57.0% TMCC - Market Share 1 Q2 FY18 Q2 FY19 Q2 FY19 Q2 FY18 0. 5 0% 0. 2 5% 0. 0 0% Q2 FY15 Q2 FY16 Q2 FY17 Q2 FY18 Q2 FY19 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries TMCC - Consumer Portfolio Credit Performance* Net charge - offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 14.6 14.5 58 .3 58 .5 25 .2 25 .3 $0 $ 2 0 $ 4 0 $ 6 0 $ 8 0 $ 1 0 0 $ 1 2 0 Se p - 1 7 Se p - 1 8 A m ount ($b i lli ons) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable C o mm erc i al Paper 139 137 0 New Retail Used Retail Lease C on t r a c t s C on t r a c t s C on t r a c t s Un i t s i n Thousands TMCC - Vehical Financing Volume Q2 FY18 Q2 FY19 200 172 146 100 64 64 58% 55% 25% 9% 94% 96% 0% 10 0 % New Retail Contracts Used Retail Lease Contracts Contracts TMCC - Percentage of Contracts Subvened Q2 FY18 Q2 FY19